                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                 ------------------

                                     FORM 8-K

                                  CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): September 3, 1998, (August 31, 1998)

                                   CRIIMI MAE Inc.
                                   ---------------

              (Exact name of registrant as specified in its charter)


         Maryland                  1-10360                 52-1622022
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission             (I.R.S. Employer
   of incorporation)              File Number)            Identification No.)


 11200 Rockville Pike, Rockville, Maryland                       20852
--------------------------------------------------------------------------------
(Address of principal executive office)                        (Zip code)


Registrant's telephone number including area code: (301) 816-2300
                                                    -------------

---------------------------------------------------------------
(Former name or former address, if changed since last report)

                           Exhibit Index on Page 4
Item 5. Other Events.
-----------------------

CRIIMI MAE Inc. (the "Company") issued its monthly report on origination, acquisition, securitization, resecuritization and servicing activities for August 1998. A copy of the report is attached hereto as Exhibit 99.1, and is incorporated in its entirety by reference in response to this item.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
------------------------------------------------------------------------------

c)  Exhibits

     99.1   CRIIMI MAE Inc. Monthly Ticker - August 31, 1998.



                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              CRIIMI MAE Inc.


Date: September 2, 1998                 By:      /s/ H. William Willoughby
                                                 ----------------------------
                                                   H. William Willoughby
                                                   President



                            INDEX TO EXHIBITS

                                 FORM 8-K

Exhibit                                                               Page

99.1   CRIIMI MAE Inc. Monthly Ticker - August 31, 1998.


[CRIIMI MAE LOGO]
------------------------------------------------------------------------------
CRIIMI MAE Inc. - MONTHLY TICKER - July 31, 1998
------------------------------------------------------------------------------
 ....NYSE Close 8/31/98 $12 1/2....Common Shares Outstanding 48.43mil....
Market Cap. $605.4mil.... Dividend Yield 12.8%....

CRIIMI MAE in the News:

09/98 -    CRIIMI MAE Opens the Gate to the no-lock loan (California Real Estate
Journal)
08/98 -    No Locks Stay Put.  (Standard & Poor's Structured Finance)
08/05/98 - CRIIMI MAE names Robert E. Woods to Board of Directors. (Corporate Release)
08/04/98 - Prudential Ratings: Ups Cos. To Strong Buy from Buy. (Dow Jones News Service)
08/04/98 - CRIIMI MAE Execs Buy shares:  For $14.06-$14.44/Shr.  (Dow Jones
News Service)

07/98 -    $496 million transaction is first CRIIMI MAE "No-Lock" mortgage.
(National Real Estate Investor)


07/28/98 - Md. REITs Flex Muscles; But Wall Street just yawns. (Daily Record (Baltimore))
07/27/98 - CRIIMI Leads Special Servicers. (Commercial Mortgage Alert) 07/27/98 - Mortgage Firm CRIIMI MAE Reports Higher 2nd Quarter Earnings.
(Dow Jones News Service)


Commercial Loan Originations
-----------------------------------------------------------------------------
 ...Houston office moved into permanent space with a staff of seven.  Hired Tim
 Leon to manage CRIIMI MAE's large loan program....
-----------------------------------------------------------------------------

                                       Aug-98     3Q98      YTD98
Loans under application at 8/31        $386m     $n/a       n/a
Volume Closed (incl. Mezz Ins. of
  $5.8m ytd.)                             55m     156m      $610m
Number of Loans closed                    14       49        150


Loan Securitization Program
----------------------------------------------------------------------------
To date accumulation for future securitizations (orig loan amt)      $339m
----------------------------------------------------------------------------

Closed CRIIMI MAE CMBS Corp 1998 C-1                    Jun-98
                                                       --------
Securitization size (face)                             $496m
Bonds sold to public (face)                            $397m
Bonds retained (face)                                  $ 99m


CMBS Acquisition Program
-------------------------------------------------------------------------------
 ....Acquired  MCFI  1998-MC2  in  August.  As of August 24,  approximately  $15 billion of new CMBS deals were  scheduled to be priced in September  (Commercial
Mortgage Alert)....
------------------------------------------------------------------------------

Closed Transactions        Aug-98           3Q1998       YTD98
--------------------       ------           ------       -----
Purchase Price              $   66m          $  66m     $  853m
Face Amount                 $   86m          $  86m     $1,170m
-----------------------------------------
Announced Transactions
-----------------------------------------
No transactions announced in August.


Resecuritization Program
-------------------------------------------------------------------------------
 ...CBO Objective: reduced interest rate exposure by replacing floating rate debt with fixed rate debt, generate excess proceeds, fund portion of business plan internally. Future transactions may include investments retained from any prior securitization or resecuritizations.
-------------------------------------------------------------------------------
To date accumulation for next resecuritization (current face)
$745m
--------------------------------------------------

Closed CRIIMI MAE Comm. Mtg Trust 1998 C1                        May-98
                                                                 --------
Resecuritization size (face)                                     $ 1,772m
Bonds sold to public (face)                                      $   468m
Bonds Retained (face)                                            $ 1,304m
Excess proceeds generated                                        $   160m
Realized Gain on Sale - Inv. Grade Securities.                   $    29m



Servicing Portfolio - (information is on 30 day delay)
------------------------------------------------------------------------------
 ...Default rates remain well below national averages.  Over $17m of loans are currently scheduled to be remove from Special
Servicing in the next 90 days...
------------------------------------------------------------------------------
                                     CMBS          Other             Total
                                     -----         -----             -------
Current Unpaid Principal Balance     $29,797       $1,444            $31,241
Number of Loans                        5,531          221              5,752
Currently in monentary or covenant
 default (bps)                         0.39            --               0.37



                         Total Loan Originations
                             (through 8/98)
                         -----------------------
                              ($ millions)
                               ----------

1st Quarter 1997                              $   0  (approx)
2nd Quarter 1997                               18.2  (approx)
3rd Quarter 1997                                9.0  (approx)
4th Quarter 1997                              183.0  (approx)
1st Quarter 1998                              168.1  (approx)
2nd Quarter 1998                              287.2  (approx)
3rd Quarter 1998 (qtd)                        155.6  (approx)


                        CMBS Acquisitions (through 8/98)
                        -------------------------------
                          Purchase Price ($ millions)
                          --------------------------


1st Quarter 1997                              $    0 (approx)
2nd Quarter 1997                                81.0 (approx)
3rd Quarter 1997                               129.5 (approx)
4th Quarter 1997                               343.4 (approx)
1st Quarter 1998                               337.0 (approx)
2nd Quarter 1998                               449.9 (approx)
3rd Quarter 1998 (qtd)                          65.7 (approx)


                          Servicing Portfolio (through 7/98
                          ---------------------------------
                                   ($ billions)
                                    ----------
1st Quarter 1997                               $ 6.4 (approx)
2nd Quarter 1997                                 8.8 (approx)
3rd Quarter 1997                                11.0 (approx)
4th Quarter 1997                                16.5 (approx)
1st Quarter 1998                                23.0 (approx)
2nd Quarter 1998                                31.5 (approx)
3rd Quarter 1998 (qtd)                          31.2


CRIIMI MAE Inc. Contacts
------------------------

For institutional investors:
Andrew P. Blocher (301) 231-0371 ablocher@criimi.com

For shareholders and brokers:
Susan B. Railey (301)468-3120 srailey@criimi.com

For news media:
James T. Pastore (202)546-6451 pastore@ix.netcom.com

On the Web:
www.criimimaeinc.com


The historical information contained herein is accurate only as of August 31, 1998 and should not be relied upon as it is subject to change. CRIIMI MAE is under no obligation to update this information at any time. For complete financial and risk factor information, see CRIIMI MAE's most recent quarterly report on Form 10-Q, or its annual report on Form 10-K.